                                                                EXHIBIT 99.3



                    CONSENT OF DIRECTOR PURSUANT TO RULE 438
                         OF THE SECURITIES ACT OF 1933

        I hereby consent to serve as a Director of Citation Insurance Group, a California Corporation, upon consummation of the merger between Physicians Insurance Company of Ohio and Citation Holdings, Inc., a wholly owned subsidiary of Citation Insurance Group.


Dated: June 12, 1996



                                                /s/ Gary H. Weiss
                                                --------------------------------
                                                Dr. Gary H. Weiss

                    CONSENT OF DIRECTOR PURSUANT TO RULE 438
                         OF THE SECURITIES ACT OF 1933

        I hereby consent to serve as a Director of Citation Insurance Group, a California Corporation, upon consummation of the merger between Physicians Insurance Company of Ohio and Citation Holdings, Inc., a wholly owned subsidiary of Citation Insurance Group.


Dated: June 10, 1996



                                                /s/ S. Walter Foulkrod, III
                                                --------------------------------
                                                S. Walter Foulkrod, III

                    CONSENT OF DIRECTOR PURSUANT TO RULE 438
                         OF THE SECURITIES ACT OF 1933

        I hereby consent to serve as a Director of Citation Insurance Group, a California Corporation, upon consummation of the merger between Physicians Insurance Company of Ohio and Citation Holdings, Inc., a wholly owned subsidiary of Citation Insurance Group.


Dated: June 9, 1996



                                                /s/ Richard D. Ruppert, M.D.
                                                --------------------------------
                                                Richard D. Ruppert, M.D.

                    CONSENT OF DIRECTOR PURSUANT TO RULE 438
                         OF THE SECURITIES ACT OF 1933

        I hereby consent to serve as a Director of Citation Insurance Group, a California Corporation, upon consummation of the merger between Physicians Insurance Company of Ohio and Citation Holdings, Inc., a wholly owned subsidiary of Citation Insurance Group.


Dated: June 8, 1996



                                                /s/ John D. Weil
                                                --------------------------------
                                                John D. Weil

                    CONSENT OF DIRECTOR PURSUANT TO RULE 438
                         OF THE SECURITIES ACT OF 1933

        I hereby consent to serve as a Director of Citation Insurance Group, a California Corporation, upon consummation of the merger between Physicians Insurance Company of Ohio and Citation Holdings, Inc., a wholly owned subsidiary of Citation Insurance Group.


Dated: June 10, 1996



                                                /s/ John R. Hart
                                                --------------------------------
                                                John R. Hart

                    CONSENT OF DIRECTOR PURSUANT TO RULE 438
                         OF THE SECURITIES ACT OF 1933

        I hereby consent to serve as a Director of Citation Insurance Group, a California Corporation, upon consummation of the merger between Physicians Insurance Company of Ohio and Citation Holdings, Inc., a wholly owned subsidiary of Citation Insurance Group.


Dated: June 10, 1996



                                                /s/ Ronald Langley
                                                --------------------------------
                                                Ronald Langley

                    CONSENT OF DIRECTOR PURSUANT TO RULE 438
                         OF THE SECURITIES ACT OF 1933

        I hereby consent to serve as a Director of Citation Insurance Group, a California Corporation, upon consummation of the merger between Physicians Insurance Company of Ohio and Citation Holdings, Inc., a wholly owned subsidiary of Citation Insurance Group.


Dated: June 14, 1996



                                                /s/ Robert R. Broadbent
                                                --------------------------------
                                                Robert R. Broadbent